Exhibit 10.1
WARRANT INDENTURE AMENDMENT AGREEMENT
This Agreement is made as of January 26, 2011.
BETWEEN:
IVANHOE ENERGY INC., a corporation incorporated under the laws of the Yukon Territory
(the “Company”)
AND
CIBC MELLON TRUST COMPANY, a trust company incorporated under the laws of Canada and having an office in the City of Vancouver
(the “Warrant Agent”)
AND
MACQUARIE CAPITAL MARKETS CANADA LTD., a company incorporated under the laws of Ontario
WHEREAS:
A.
the Company and the Warrant Agent entered into a Warrant Indenture (the “Warrant Indenture”) dated as of January 26, 2010 in respect of warrants exercisable into common shares (“Common Shares”) in the capital of the Company (the “Warrants”);

B.	the parties have agreed to amend the Warrant Indenture in accordance with the terms set forth below.
NOW THEREFORE, in consideration of the premises and in further consideration of the mutual covenants herein set forth, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.	Subsection 1.1(r) of the Warrant Indenture is amended by deleting “January 26, 2011, representing the first anniversary of the closing date of the issue of special warrants” and replacing it with:
“February 25, 2011”
2.	Schedule A to the Warrant Indenture is deleted in its entirety and replaced with Schedule A to this Agreement.
3
Following the execution of this agreement, the Company and the Warrant Agent will issue and deliver to each Warrantholder a replacement Warrant certificate in substantially the same form as the Warrant certificate attached as Schedule A hereto representing the number of Warrants held by each Warrantholder, against delivery or transfer for cancellation by the Warrantholder of its original Warrant certificate.

4	The amendments to the Warrant Indenture contemplated hereunder will not apply to the 90,000 Warrants issued to David A. Dyck.
5.	This Agreement will be governed by and construed in accordance with the laws of British Columbia and the federal laws of Canada applicable thereto.
6.	This Agreement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.
7.	This Agreement shall benefit and bind the parties to it in respect to its successors and assigns.
IN WITNESS WHEREOF the parties have executed this Agreement as of the 13th day of January, 2011 to have effect as of the date first written above.

IVANHOE ENERGY INC.

Per:	/s/ Beverly A. Bartlett
Authorized Signatory

CIBC MELLON TRUST COMPANY

Per:	/s/ Tricia Murphy
Authorized Signatory

Per:	/s/ Kathy Straw
Authorized Signatory

MACQUARIE CAPITAL MARKETS CANADA LTD.

Per:	/s/ Robert F.G. Colcleugh
Authorized Signatory

Per:	/s/ L. Trevor Anderson
Authorized Signatory

SCHEDULE “A”
IVANHOE ENERGY INC. WARRANT CERTIFICATE

IVANHOE ENERGY INC. WARRANT CERTIFICATE
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITARY SERVICES INC. (“CDS”) TO IVANHOE ENERGY INC. (THE “ISSUER”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.
EXERCISABLE ONLY BEFORE 5:00 P.M. (VANCOUVER TIME) ON OR BEFORE FEBRUARY 25, 2011 (THE “EXPIRY DATE”), AFTER WHICH TIME THIS WARRANT WILL BE NULL AND VOID.
THE FOLLOWING LEGEND FOR U.S. PURCHASERS ONLY
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH CANADIAN LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES, PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OF THE UNITED STATES, OR (D) INSIDE OR OUTSIDE THE UNITED STATES, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LEGISLATION AFTER PROVIDING A LEGAL OPINION SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM OR OTHERWISE NOT SUBJECT TO REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE SECURITIES LAWS.

WARRANTS
IVANHOE ENERGY INC.
(Incorporated under the laws of the Yukon Territory)

WARRANT CERTIFICATE NO.	Warrants
THIS IS TO CERTIFY that, for value received,                                         , the registered holder hereof (the “holder”) is entitled, for every one (1) Warrant held, to purchase at any time before the Expiry Time, being 5:00 p.m. (Vancouver time) on the Expiry Date one (1) fully paid and non-assessable common share (“Common Share”) in the capital of Ivanhoe Energy Inc. (the “Company”) as constituted on the date hereof, or such other securities as are stipulated by the provisions for adjustment contained in the Warrant Indenture hereinafter described, by delivery to CIBC Mellon Trust Company (the “Warrant Agent”) at its principal office in the City of Vancouver or City of Toronto of this Warrant Certificate, with the Exercise Form attached hereto duly completed and executed, and a bank draft, certified cheque, money order or wire transfer in lawful money of Canada, payable to or to the order of the Warrant Agent, in trust for the Company, at par in the city where this Warrant Certificate is so delivered, in an amount equal to the product of the Exercise Consideration multiplied by the number of Common Shares being purchased upon exercise of the Warrants.
For the purposes of this Warrant Certificate, “Exercise Consideration” means, in respect of every one (1) Warrant exercised, the sum of Cdn.$3.16, subject to adjustment pursuant to Article 4 of the Warrant Indenture.
The Warrants represented by this certificate are issued under and pursuant to a Warrant Indenture (the “Indenture”) made as of January 26, 2010 and amended as of January            , 2011 among the Company, the Agent and the Warrant Agent (which expression shall include any successor warrant agent appointed under the Indenture), to which Indenture (and any amendments thereto and instruments supplemental thereto) reference is hereby made for a full description of the rights of the holders of the Warrants and the terms and conditions upon which such Warrants are or are to be, issued and held, all to the same effect as if the provisions of the Indenture and all amendments thereto and instruments supplemental thereto were herein set forth and to all of which provisions the holder of these Warrants by acceptance hereof assents. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.
In the event of any conflict or inconsistency between the provisions of the Indenture (and any amendments thereto and instruments supplemental thereto) and the provisions of this Warrant Certificate, except those that are necessary by context, the provisions of the Indenture (and any amendments thereto and instruments supplemental thereto) shall prevail. The terms and provisions of the Indenture (and any amendments thereto and instruments supplemental thereto) are incorporated herein by reference.
This Warrant Certificate shall be validly surrendered only upon delivery thereof or by mailing the same, with payment as provided above, to the Warrant Agent at its principal office in the City of Vancouver (at the address hereinafter indicated). The Exercise Form attached hereto shall be deemed not to be duly completed if not fully completed in the manner indicated or if the name and mailing address of the holder do not appear legibly on such Exercise Form or such Exercise Form is not signed by the holder.

Not later than the fifth (5th) Business Day after the surrender to the Warrant Agent of this Warrant Certificate for the purposes of exercising Warrants represented hereby with the attached Exercise Form duly completed and payment as provided above, (i) the Warrant Agent will cause to be mailed to the holder, or to such person as the holder may otherwise specify in the Exercise Form or by written notice given to the Warrant Agent prior to such mailing, at the address of the holder or, if so specified, of such person, or, if specified in the Exercise Form or by written notice given to the Warrant Agent prior to such mailing, cause to be delivered to such holder or person at the place where this Warrant Certificate was surrendered certificates representing the number of Common Shares issuable upon the exercise of such Warrants registered in the name of the holder or, if so specified, such person, or (ii) in the case of the exercise of Warrants issued pursuant to Global Warrant Certificate(s), the Company shall cause the Depository to enter and issue, as the case may be, to the person or persons in whose name or names such Common Shares have been issued, a Book-Entry Only System customer confirmation. In the event of non-receipt of any such certificate referred to in (i) above by the person to whom it is so sent as aforesaid, or the loss or destruction thereof, the Company shall issue and the Warrant Agent shall countersign and deliver to such person a replacement certificate of like date and tenor in place of the one lost or destroyed upon being furnished with such evidence of ownership and of such non-receipt, loss or destruction and with such indemnity and surety bond or security as the Warrant Agent may reasonably require. The holder shall bear the cost of the issue of such replacement certificate. If less than all the Warrants evidenced by this Warrant Certificate are exercised, the holder will be entitled to receive without charge a new Warrant Certificate representing the balance of such Warrants.
Upon a valid exercise of Warrants as provided herein, the person or persons in whose name or names the Common Shares are issuable, shall be deemed for all purposes (except as provided in the Indenture) to be the holder or holders of record of such Common Shares and the Company covenants that it will (subject to and in accordance with the provisions of the Indenture) cause certificates representing such Common Shares to be delivered or mailed to such person or persons at the address or addresses specified in such Exercise Form.
To the extent that the Warrants represented by this Warrant Certificate confer the right to subscribe for a fraction of a Common Share, such right may be exercised in respect of such fraction only in combination with an additional Warrant or Warrants which in the aggregate entitle the holder to acquire a whole number of Common Shares. No fractional Common Shares will be issued. If a holder is not able to, or elects not to, combine Warrants so as to be entitled to acquire a whole number of Common Shares, the Company shall make an appropriate cash adjustment. In respect of any holder, the Company shall only be required to make such a cash adjustment once and for one (1) fractional Common Share and no more. The amount of the cash adjustment shall be equal to the fraction of a Common Share to which the holder would be entitled multiplied by the Current Market Price. The Company will not, under any circumstances, be obligated to issue a cheque to a Warrantholder of less than Cdn.$10.00.
The Indenture provides for adjustments to the subscription rights attaching to the Warrants represented by this Warrant Certificate in certain events and also provides for the giving of notice by the Company prior to taking certain actions necessitating such adjustments.
The holding of the Warrants evidenced by this Warrant Certificate shall not constitute the holder hereof a shareholder of the Company or entitle such holder to any right or interest in respect thereof except as herein and in the Indenture expressly provided.

The Warrants evidenced by this Warrant Certificate are transferable only in accordance with the terms and conditions set forth in Section 2.7 of the Indenture which makes reference to the fact that a person who furnishes evidence (unless the Company has instructed the Warrant Agent in writing to waive such requirement) to the reasonable satisfaction of the Warrant Agent that he is:
(a)	the executor, administrator, heir or legal representative of the heirs of the estate of a Warrantholder,

(b)	a guardian, committee, trustee, curator or tutor representing a Warrantholder who is an infant, an incompetent person or a missing person,

(c)	a liquidator of, or a trustee in bankruptcy for, a Warrantholder, or

(d)
a transferee of a Warrantholder who provides the Warrant Agent with evidence satisfactory to the Warrant Agent and the Company, acting reasonably, including but not limited to a properly completed and executed declaration attached as Exhibit “A” to the transfer form attached to this Warrant Certificate, that such transferee is/was either: (i) not in the United States at the time the buy order for the Warrants was executed, not acquiring the Warrants for the account or benefit of a U.S. Person or a person in the United States and was not offered the Warrants in the United States, or (ii) a person that has purchased or acquired Warrants in a transaction that was exempt from registration under the U.S. Securities Act and has provided the Company with satisfactory evidence of the availability of such exemption (which shall include an opinion of counsel reasonably acceptable to the Company) and was exempt from registration under any applicable securities laws of any state of the United States and that the securities laws of any other applicable jurisdiction(s) have been complied with in relation to the transfer of the Warrants involved.

Warrants may only be transferred on compliance with the conditions of the Indenture on the register to be kept by and at the principal office of the Warrant Agent in the City of Vancouver upon surrender of this Warrant Certificate to the Warrant Agent accompanied by a written instrument of transfer in form and execution satisfactory to the Warrant Agent or other registrar and upon compliance with such reasonable requirements relating to the payment of costs of the transfer by the holder as the Warrant Agent may prescribe and all applicable securities legislation and requirements of regulatory authorities.
If any of the Common Shares issuable upon the exercise of Warrants are to be issued to a person or persons other than the holder (as aforesaid), the holder shall pay to the Warrant Agent all requisite stamp transfer taxes or other governmental charges exigible in connection with the issue of such Common Shares to such other person or persons or shall establish to the satisfaction of the Warrant Agent that such taxes and charges have been paid.
On presentation at the principal office of the Warrant Agent in Vancouver, subject to the provisions of the Indenture and on compliance with the reasonable requirements of the Warrant Agent, one or more Warrant Certificates may be exchanged for one or more Warrant Certificates of different denomination evidencing in total the same number of Warrants as the certificate or certificates being exchanged.

The Indenture contains provisions making resolutions passed at properly held meetings of Warrantholders and instruments in writing signed by Warrantholders holding a specified majority of the outstanding Warrants binding on all such holders.
This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been countersigned by or on behalf of the Warrant Agent.
Time shall be of the essence hereof. The Warrants and the Indenture (and any amendments thereto and instruments supplemental thereto) shall be governed by, performed, construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts.
Unless the Company has instructed the Warrant Agent in writing to waive any or all of the following requirements, the Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless the holder certifies in writing to the Company and the Warrant Agent that the holder: (i) purchased the Special Warrants directly from the Company pursuant to a written subscription agreement for the purchase of Special Warrants; (ii) is exercising the Warrants solely for its own account and not on behalf of any other Person; and (iii) was an “Accredited Investor”, as that term is defined in Regulation D under the Securities Act, both on the date the Warrants were issued by the Company and on the date of exercise of the Warrants; or (iii) a registered transferee of such Warrants who has complied with Subsection 2.7(d) hereof, provided that the Company may, in its sole discretion, accept, in substitution of the foregoing, evidence satisfactory to the Company, acting reasonably, to the effect that the Common Shares have been registered under the U.S. Securities Act and applicable state securities laws or that the Common Shares may be issued upon exercise of the Warrants without registration under the U.S. Securities Act and any applicable state securities laws.
This Warrant may not be exercised in the United States or by or for the account or benefit of a U.S. Person or person in the United States other than by: (i) an original Warrantholder, or (ii) by a registered transferee of Warrants that acquired the Warrants in a transaction registered or exempt from registration under the U.S. Securities Act and applicable state securities laws and in compliance with the Indenture.
If, as and when deemed necessary by the Company pursuant to Applicable Securities Laws, the Company and the Warrant Agent may attach such legends to each certificate representing Common Shares issuable upon the exercise of Warrants as are required in order to comply with such securities laws.
After the exercise of any of the Warrants represented by this Warrant Certificate, the holder will no longer have any rights under either the Indenture or this Warrant Certificate with respect to such Warrants, other than the right to receive certificates representing the Common Shares issuable upon the exercise or deemed exercise of the Warrants represented by this Warrant Certificate, and such Warrants shall be void and of no further value or effect.
IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of                                         , 2011.

IVANHOE ENERGY INC.

Per:

Authorized Signatory

Countersigned by:

CIBC MELLON TRUST COMPANY

Per:
Authorized Signatory

EXERCISE INSTRUCTIONS TO WARRANTHOLDER
The Warrantholder may exercise his right to subscribe for Common Shares of IVANHOE ENERGY INC. (the “Company”) by completing the Exercise Form and surrendering this Warrant Certificate and the duly completed Exercise Form, with payment of the applicable Exercise Consideration, to CIBC Mellon Trust Company by delivering or mailing it to CIBC Mellon Trust Company at its principal stock transfer office in the City of Vancouver at Suite 1600, The Oceanic Plaza, 1066 West Hastings Street, Vancouver, British Columbia, V6E 3X1.
For your own protection, it is suggested that all documentation be forwarded to the Warrant Agent by registered mail.

EXERCISE FORM
To:	Ivanhoe Energy Inc. c/o CIBC Mellon Trust Company Suite 1600, The Oceanic Plaza 1066 West Hastings Street Vancouver, British Columbia V6E 3X1
The undersigned holder of the within Warrant Certificate, pursuant to the Warrant Indenture mentioned therein hereby exercises                      of the Warrants (the “Exercised Warrants”) evidenced thereby and hereby subscribes for a number of Common Shares of Ivanhoe Energy Inc. equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Warrant Indenture at an aggregate price equal to the product of the Exercise Consideration and the number of Exercised Warrants, and on the terms specified in such Warrant Certificate and the Warrant Indenture, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to CIBC Mellon Trust Company, in trust for Ivanhoe Energy Inc.
The undersigned hereby irrevocably directs that such Common Shares be issued and delivered as follows:

Number(s) or
Amount(s) of
Name(s) in Full	Address(es)	Common Shares

No certificates will be registered or delivered to an address in the United States unless Box B below is checked.
Aggregate Common Shares owned or controlled (beneficial and legal) on the date of exercise                                         .
(Please print full name in which share certificates are to be issued. If any Common Shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all exigible transfer taxes or other government charges.)
The undersigned certifies that each of the representations and warranties made by the undersigned to the Company in connection with the undersigned’s acquisition of the Exercised Warrants remains true and correct on the date hereof.

The undersigned represents that it (A) has had access to such current public information concerning Ivanhoe Energy Inc. as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).
The undersigned represents and warrants that it: [check one only]
☐	A.
is not in the United States or a U.S. Person as defined in Rule 902 of Regulation S under the U.S. Securities Act and is not exercising the Exercised Warrants for the account or benefit of a U.S. Person or a person in the United States.

☐	B.
is a registered holder that acquired the Exercised Warrants in a transaction that was exempt from registration under the U.S. Securities Act and applicable state securities laws and in compliance with Subsections 2.7(d) of the Warrant Indenture.

DATED at                      this  _____  day of                     ,  _____.

Signature Guaranty*	Signature of Subscriber**

Name of Subscriber

Address (include Postal Code)

SIN/TIN Number (if any)

*
If the Common Shares are to be issued to a person other than the registered holder, then the signature of the Subscriber must be guaranteed by a bank or medallion guaranteed by a member of a recognized medallion guarantee program.

**	This signature must correspond exactly with the name appearing on the registration panel.

☐	Check box if the share certificates are to be delivered at the office where this Warrant is exercised, failing which they will be mailed.

TRANSFER OF WARRANTS
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to:

Name

Address

 _____  Warrants of Ivanhoe Energy Inc. registered in the name of the undersigned on the records of Ivanhoe Energy Inc. maintained by CIBC Mellon Trust Company represented by the Warrant Certificate attached and irrevocably appoints  _____  the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.
DATED this _____ day of                                         ,

Signature Guaranteed	(Signature of Warrant Holder)

Print full Name

Print full address and SIN/TIN (if any)

Instructions
1.
If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Company.

2.	The signature on the Transfer Form must be guaranteed by an authorized officer of a Schedule 1 chartered bank or medallion guaranteed by a member of a recognized medallion guarantee program.
3.
Warrants will only be transferable in accordance with applicable securities laws and stock exchange regulations. The transfer of Warrants to a transferee may, depending on the residency of such transferee, result in the securities obtained upon the exercise of the Warrants not being freely tradeable in the jurisdiction where the transferee is resident.

Unless the Company has otherwise instructed the Warrant Agent in writing, no transfer of Warrants will be valid unless this Transfer Form is accompanied by: (a) a duly executed declaration by the transferee of Warrants in the form attached as Exhibit “A” to this Transfer Form; and (b) such other evidence as the Warrant Agent may reasonably require that the transfer of such Warrants is being made in accordance with all applicable securities legislation.

EXHIBIT “A”

DECLARATION OF TRANSFEREE OF WARRANTS OF IVANHOE ENERGY INC.

TO:	CIBC Mellon Trust Company, Warrant Agent of the Warrants of Ivanhoe Energy Inc.

AND TO:	Ivanhoe Energy Inc. (the “Company”)
The undersigned transferee (“Transferee”) of common share purchase warrants of Ivanhoe Energy Inc. (“Warrants”) whose name appears as such on the form of transfer of such Warrants that accompanies this declaration, hereby declares and certifies, for himself and on behalf of each beneficial transferee of all or any part of such Warrants, that he and they are aware that the Warrants and the common shares (“Common Shares”) of the Company underlying the Warrants (together the “Subject Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any states of the United States, and that the transfer contemplated hereby is being made in reliance on an exemption from such registration requirements.
The Transferee represents and warrants that:
[check one only]
☐	A.	(i)	no offers to sell the Subject Securities were made by any person to the Transferee or any beneficial transferee for whom he is acting while such persons were in the United States;
(ii)
the Transferee and each beneficial transferee for whom he is acting were outside the United States at the time of execution and delivery of the instrument by which the Transferee and each beneficial transferee for whom he is acting agreed to acquire the Subject Securities; and

(iii)
the Transferee and each beneficial transferee for whom he is acting, is not, and is not acquiring the Subject Securities for the account or benefit of, a U.S. Person as defined in Rule 904 of Regulation S under the U.S. Securities Act.

☐	B.
The Transferee has acquired the Warrants in a transaction exempt from registration under the U.S. Securities Act and applicable state securities laws and has provided herewith evidence (which the Transferee acknowledges must be satisfactory to the Company) of such exemption. The Transferee acknowledges that there is a Warrant Indenture which contains restrictions with respect to the exercise and transfer of Warrants.

DATED at  _____  this  _____  day of  ___________________________,  ___________.

Name of Transferee

By:

Signature of Authorized Representative

Name of Person Signing

Title